UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 OR 15(d)
             of the Securities Exchange Act of 1934

              Date of Report :    December 22, 2004
      (Date of earliest event reported:  December 20, 2004)

                HAVERTY FURNITURE COMPANIES, INC.
     (Exact name of registrant as specified in its charter)

         Maryland            1-14445           58-0281900
      (State or other      (Commission           (I.R.S.
      jurisdiction of     File Number)          Employer
     incorporation or                        Identification
       organization)                              No.)


                      780 Johnson Ferry Road,
                            Suite 800,
                      Atlanta, Georgia 30342
      (Address of principal executive officers) ( Zip Code)
       Telephone number, including area code:   (404) 443-2900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement
            ------------------------------------------

        On December 20, 2004, the Executive Compensation and Employee Benefits Committee (the "Committee") of the Haverty Furniture Companies, Inc. ("Havertys") Board of Directors made a number of restricted stock awards to certain Havertys executives and key managers, including the following:


                                       Number of
                                      Restricted
                 Name               Shares Awarded
         ------------------       ------------------

         Clarence R. Ridley             15,000
         Clarence H. Smith              20,000
         Dennis L. Fink                 10,000
         M. Tony  Wilkerson              8,000
         Rawson Haverty, Jr.             7,000


   The restricted stock awards were made pursuant to Havertys' 2004 Long-Term Incentive Plan (the "Plan"), which was filed with the Securities and Exchange Commission with Havertys' 2004 Proxy
Statement. A form of the restricted stock award notice is filed with this Current Report as Exhibit 10.1.

   The restricted shares vest in accordance with the schedule set forth in the restricted stock award notice. The vesting of the shares may be accelerated if the earnings per share goal set by the Committee is achieved. If the recipient voluntarily resigns or is terminated for cause as defined in the Plan, any non-vested restricted shares will be forfeited. If the recipient's employment is ended because of death or disability as defined in the Plan, the award will immediately vest. The restricted shares may not be sold, assigned, transferred, pledged or otherwise disposed of by the recipient until they vest. Recipients are not entitled to receive any cash dividends and have no voting rights with respect to the restricted shares until the restrictions lapse.

Item 9.01.  Financial Statements, Pro Forma Financial Information
            and Exhibits
            -----------------------------------------------------

            (c)  Exhibits

            10.1      Form of Restricted Stock Award Notice



                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HAVERTY FURNITURE COMPANIES, INC.


December 22, 2004           By: /s/ Jenny H. Parker
                                -------------------------
                                    Jenny H. Parker
                                Vice President, Secretary
                                    and Treasurer


                          EXHIBIT INDEX


    10.1      Form of Restricted Stock Award Notice